MORTGAGE, ASSIGNMENT, SECURITY AGREEMENT,
FIXTURE FILING AND FINANCING STATEMENT

THIS MORTGAGE, ASSIGNMENT, SECURITY AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT (the “Mortgage”), dated for reference purposes as of April, 17, 2012, is made by Osage Exploration & Development, Inc., a Delaware corporation (herein called “Mortgagor”), whose address for notice is 2445 5th Avenue, Suite 310, San Diego, CA 92131, for the benefit of Boothbay Royalty Co., an Oklahoma corporation, whose address is 6608 N. Western Ave., Oklahoma City OK 73116, as mortgagee (“Mortgagee”).

R E C I T A L:

NOW, THEREFORE, in order to secure the payment of that certain Promissory Note in the principal amount of $2,500,000 dated April 17, 2012 from Mortgagor as maker to Mortgagee as payee (the “Note”) and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mortgagor hereby agrees with Mortgagee as follows and hereby takes the following actions:

Granting Clauses; Secured Obligations

Grant and Mortgage. In order to secure the payment and performance of the Note and the performance of the obligations, covenants, agreements, warranties and undertakings of Mortgagor herein described and for the benefit of Mortgagee, Mortgagor hereby MORTGAGES to Mortgagee, and grants to Mortgagee a POWER OF SALE (pursuant to this Mortgage and applicable law) with respect to, the following described property, rights and interests:

An interest in the nature of an overriding royalty interest in and under the Leases (hereinafter defined) more particularly described as follows: An undivided Five Percent (5%) of all oil, gas, casinghead gas, condensate and other hydrocarbon minerals produced, saved and sold from the lands described in Exhibit “A,” attached hereto and made a part hereof (the “Land”), to the extent attributable to the oil and gas leases described in Exhibit “A” and to any other oil and gas leases now owned (whether or not described in Exhibit “A”) or hereafter acquired by the Mortgagor (including, without limitation, extensions and renewals) covering the Land or any part thereof (collectively, the “Leases”), proportionately reduced to the Mortgagor’s gross working interest in and under each such Lease, free and clear of all costs of drilling, testing, completing, equipping and operating any well drilled on the Leases or the Land but subject to its proportionate share of all gross production, severance and excise taxes properly assessable thereof (the “Mortgaged Property).

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TO HAVE AND TO HOLD the Mortgaged Property unto Mortgagee, and Mortgagee’s successors and assigns, upon the terms, provisions and conditions herein set forth. Mortgagor will warrant and defend title to the Mortgaged Property against the claims and demands of all Persons claiming or to claim the same or any part thereof, free and clear of all liens, security interests, and encumbrances.

1.                  Scope of Mortgage. This Mortgage is a mortgage, a security agreement, a financing statement and an assignment. This Mortgage covers real property and personal property (including goods that are or are to become fixtures and as-extracted collateral), and all proceeds thereof.

2.                  Grant of Security Interest. In order to further secure the payment and performance of the secured obligations herein referred to and the performance of the obligations, covenants, agreements, warranties, indemnities and undertakings of Mortgagor herein described, Mortgagor hereby grants to Mortgagee a security interest in and to:

all oil, gas, casinghead gas, condensate, and other hydrocarbons, and other minerals at any time produced from or allocated to the Mortgaged Property, all production payments at any time purchased or otherwise acquired by Mortgagor, and all products processed or obtained from any of the foregoing, together with all accounts arising out of the sale of production, all contract rights, all refunds, tax refunds and other amounts received with respect to production, and all other proceeds of production with respect to the Mortgaged Property (regardless of whether or not the production, such accounts and such proceeds constitute “as-extracted collateral” under the Uniform Commercial Code as in effect from time to time as part of the laws applicable to this Mortgage pursuant to the Uniform Commercial Code of Oklahoma). All proceeds of such production shall be paid into a bank account designated by Mortgagee which shall be administered, maintained and disbursed according to that certain Deposit Account Control Agreement, of even date herewith, entered into by and between Mortgagor, Mortgagee, and National Bank of Commerce and the security interest granted to Mortgagee hereunder shall extend to and include all amounts included in said account and any and all certificates of deposit purchased with funds within the account.

3.                  Secured Obligations. The obligations, indebtedness and liabilities referred to in Recitals herein, and all renewals, extensions and modifications thereof, and all substitutions therefor, in whole or in part, are herein sometimes referred to as the “secured obligations” or the “obligations secured hereby”. It is intended, agreed and acknowledged that the secured obligations may include obligations, indebtedness and liabilities hereafter arising and that this Mortgage will have effect, as of the date hereof, to secure all secured obligations at any time existing or arising, whether existing or arising on the date hereof or on a later date or whether, having arisen or been advanced, being later repaid in part or in whole.

4.                  Maturity Date. The obligations, covenants, agreements, warranties, indemnities and undertakings of and by Mortgagor from time to time owing to Mortgagee are due and to be performed no later than April 17, 2014.

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5.                  Mortgagor covenants with Mortgagee as follows:

5.1              Defense of Mortgage. If the validity or priority of this Mortgage or of any rights, titles, liens or security interests created or evidenced hereby with respect to the Mortgaged Property or any part thereof or the title of Mortgagor to the Mortgaged Property shall be endangered or questioned or shall be attacked directly or indirectly or if any legal proceedings are instituted against Mortgagor with respect thereto, Mortgagor will give prompt written notice thereof to Mortgagee and at Mortgagor’s own cost and expense will diligently endeavor to cure any defect that may be developed or claimed, and will take all necessary and proper steps for the defense of such legal proceedings, including the employment of counsel, the prosecution or defense of litigation and the release or discharge of all adverse claims, and Mortgagee (whether or not named as a party to legal proceedings with respect thereto) is hereby authorized and empowered to take such additional steps as in its judgment and discretion may be necessary or proper for the defense of any such legal proceedings or the protection of the validity or priority of this Mortgage and the rights, titles, liens and security interests created or evidenced hereby, including the employment of independent counsel, the prosecution or defense of litigation, the compromise or discharge of any adverse claims made with respect to the Mortgaged Property, the purchase of any tax title and the removal of prior liens or security interests, and all reasonable expenditures so made of every kind and character shall be a demand obligation (which obligation Mortgagor hereby expressly promises to pay) owing by Mortgagor to Mortgagee and shall bear interest from the date expended until paid as at the Applicable Rate, and the party incurring such expenses shall be subrogated to all rights of the Person receiving such payment.

5.2              Further Assurances. Mortgagor will, on request of Mortgagee, (i) promptly correct any defect, error or omission which may be discovered in the contents of this Mortgage, or in any other production, or in the execution or acknowledgment of this Mortgage or any other production; (ii) execute, acknowledge, deliver and record or file such further instruments (including further deeds of trust, mortgages, security agreements, financing statements, continuation statements, and assignments of production, accounts, funds, contract rights, general intangibles, and proceeds) and do such further acts as may be necessary, desirable or proper to carry out more effectively the purposes of this Mortgage and the other production; (iii) take all action reasonably necessary to cause all proceeds of production from the Mortgaged Property to be remitted to National Bank of Commerce pursuant to the Deposit Account Control Agreement described above and (iv) execute, acknowledge, deliver, and file or record any document or instrument (including specifically any financing statement) desired by Mortgagee to protect the liens or the security interests hereunder against the rights or interests of third persons. Mortgagor agrees to pay all reasonable costs connected with any of the foregoing.

5.3              Name and Place of Business. Mortgagor will not cause or permit any change to be made in its name, identity, state of organization or formation, or corporate, partnership or limited liability company structure, or in its organizational identification number in its state of organization or formation, unless Mortgagor has notified Mortgagee of such change at least thirty (30) days prior to the effective date of such change, and has first taken all action required by Mortgagee for the purpose of further perfecting or protecting the liens and security interests in the Mortgaged Property created hereby. Mortgagor’s exact name is the name set forth in this Mortgage. Mortgagor is a corporation organized under the laws of the State of Delaware.

 6.                  Default. The term “default” as used in this Mortgage means the occurrence of an event resulting in the Note becoming due and payable in its entirety.

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7.                  Foreclosure.

7.1              Whenever a default has occurred and is continuing, this Mortgage may be foreclosed as to the Mortgaged Property, or any part thereof, in any manner permitted by applicable law. Cumulative of the foregoing and the other provisions of this Section 7, as to Mortgaged Property located in the State of Oklahoma, Mortgagor hereby confers on Mortgagee the power to sell the Mortgaged Properties in accordance with the Oklahoma Power of Sale Mortgage Foreclosure Act (Okla. Stat. tit. 46, §§ 41-49), as the same may be amended from time to time. Mortgagor hereby represents and warrants that this Mortgage transaction does not involve a consumer loan as said term is defined in Section 3-104 of Title 14A of the Oklahoma Statutes, that this Mortgage does not secure an extension of credit made primarily for agricultural purposes as defined in paragraph 4 of Section 1-301 of Title 14A of the Oklahoma Statutes, and that this Mortgage is not a mortgage on the Mortgagor’s homestead. As to any portion of the Mortgaged Properties located in the State of Oklahoma, such sales of all or any part of such Mortgaged Properties shall be conducted at the courthouse of the county in which such lands are situated, unless some other place is designated by the Judge having jurisdiction.

A power of sale has been granted in this Mortgage. A power of sale may allow Mortgagee to take the Mortgaged Properties and Collateral and sell them without going to court in a foreclosure action upon default by Mortgagor under this Mortgage or the other Production.

7.2              To the extent permitted by applicable law, the sale hereunder of less than the whole of the Mortgaged Property will not exhaust the powers of sale herein granted or the right to judicial foreclosure, and one or more successive sales may be made until the whole of the Mortgaged Property is sold, and, if the proceeds of such sale of less than the whole of the Mortgaged Property is less than the aggregate of the obligations secured hereby, this Mortgage and the liens, privileges and security interests hereof will remain in full force and effect as to the unsold portion of the Mortgaged Property just as though no sale had been made; provided, however, that Mortgagor will never have any right to require the sale of less than the whole of the Mortgaged Property. In the event any sale hereunder is not completed or is defective in the opinion of Mortgagee, such sale will not exhaust the powers of sale hereunder or the right to judicial foreclosure, and Mortgagee will have the right to cause a subsequent sale or sales to be made. Any sale may be adjourned by announcement at the time and place appointed for such sale without further notice except as may be required by law. Mortgagee, acting under power of sale, may appoint or delegate any one or more Persons as agent to perform any act or acts necessary or incident to any sale (including the posting of notices and the conduct of sale), and such appointment need not be in writing or recorded except as required by law. Any and all statements of fact or other recitals made in any deed or deeds, or other instruments of transfer, given in connection with a sale as to nonpayment of the secured obligations or as to the occurrence of any default, or as to all of the secured obligations having been declared to be due and payable, or as to the request to sell, or as to notice of time, place and terms of sale and the properties to be sold having been duly given, or as to any other act or thing having been duly done by any Person, will be taken as prima facie evidence of the truth of the facts so stated and recited. With respect to any sale held in foreclosure of the liens or security interests covered hereby, it will not be necessary for Mortgagee, any public officer acting under execution or order of the court or any other party to have physically present or constructively in his/her or its possession, either at the time of or prior to such sale, the Mortgaged Property or any part thereof.

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8.                  Receiver. In addition to all other remedies herein provided for, Mortgagor agrees that, whenever a default has occurred and is continuing, Mortgagee will as a matter of right be entitled to the appointment of a receiver or receivers for all or any part of the Mortgaged Property, whether such receivership be incident to a proposed sale (or sales) of such Mortgaged Property or otherwise, and without regard to the value of the Mortgaged Property or the solvency of any Person or Persons liable for the payment of the obligations secured hereby, and Mortgagor hereby consents to the appointment of such receiver or receivers, waives any and all defenses to such appointment, agrees not to oppose any application therefor by Mortgagee, and agrees that such appointment will not in any manner impair, prejudice or otherwise affect the rights of Mortgagee under Section 7 hereof. Mortgagor expressly waives notice of a hearing for appointment of a receiver and the necessity for bond or an accounting by the receiver. Nothing herein is to be construed to deprive Mortgagee of any other right, remedy or privilege it may now or hereafter have under the law to have a receiver appointed. Any money advanced by Mortgagee in connection with any such receivership will be a demand obligation (which obligation Mortgagor hereby expressly promises to pay) owing by Mortgagor to Mortgagee and will be secured hereby and bear interest, from the date of making such advancement by Mortgagee until paid, at the Applicable Rate.

9.                  Proceeds of Foreclosure. Unless otherwise provided by applicable law, the proceeds of any sale held in foreclosure of the liens or security interests created or evidenced hereby shall be applied as follows:

FIRST, such proceeds shall be applied to the payment of all costs and expenses incurred incident to such foreclosure sale or other collection, including all court costs and charges of every character in the event foreclosed by suit or any judicial proceeding;

SECOND, such proceeds shall be applied to the payment of the Note and secured obligations; and

THIRD, the remainder, if any, of such proceeds shall be paid to Mortgagor, or to Mortgagor’s successors or assigns, or to such other Persons as may be entitled thereto by law.

10.              Mortgagee as Purchaser. Mortgagee shall have the right to become the purchaser at any sale held in foreclosure of the liens or security interests created or evidenced hereby, and Mortgagee shall have the right to credit upon the amount of the bid made therefor, to the extent necessary to satisfy such bid, the secured obligations owing to Mortgagee.

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11.              Remedies Cumulative. All remedies herein provided for are cumulative of each other and of all other remedies existing at law or in equity and are cumulative, and, in addition to the remedies herein provided, all such other remedies as may now or hereafter exist at law or in equity for the collection of the secured obligations and the enforcement of the covenants herein and the foreclosure of the liens or security interests created or evidenced hereby will continue to be available, and the resort to any remedy provided for hereunder or provided for by law will not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.

12.              Mortgagor’s Waiver of Certain Rights. To the full extent Mortgagor may do so, Mortgagor agrees that Mortgagor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption, and Mortgagor, for Mortgagor, Mortgagor’s successors and assigns, and for any and all Persons ever claiming any interest in the Mortgaged Property, to the extent permitted by applicable law, hereby waives and releases all rights of appraisement, valuation, stay of execution, redemption, notice of intention to mature or declare due the whole of the secured obligations, notice of election to mature or declare due the whole of the secured obligations and all rights to a marshaling of assets of Mortgagor, including the Mortgaged Property, or to a sale in inverse order of alienation in the event of foreclosure of the liens or security interests hereby created. Mortgagor shall not have or assert any right under any statute or rule of law pertaining to the marshaling of assets, sale in inverse order of alienation, the exemption of homestead, the administration of estates of decedents, or other matters whatever to defeat, reduce or affect the right under the terms of this Mortgage to a sale of the Mortgaged Property for the collection of the secured obligations without any prior or different resort for collection, or the right under the terms of this Mortgage to the payment of the secured obligations out of the proceeds of sale of the Mortgaged Property in preference to every other claimant whatever. If any law referred to in this section and now in force, of which Mortgagor or Mortgagor’s successors or assigns or any other Persons claiming any interest in the Mortgaged Property might take advantage despite this section, is hereafter repealed or ceases to be in force, such law will not thereafter be deemed to preclude the application of this section.

13.              Waiver of Oklahoma Appraisement. As to Mortgaged Property situated in or otherwise subject to the laws of the State of Oklahoma, appraisement of the Mortgaged Property is hereby waived (or not) at the option of Mortgagee, such option to be exercised at the time judgment is rendered in any foreclosure hereof or at any time prior thereto.

14.              Effective as a Financing Statement. The Mortgaged Property includes, and this Mortgage covers, goods which are or are to become fixtures on the real property described herein and as-extracted collateral related to the real property described herein. This Mortgage is effective as a financing statement (i) filed as a fixture filing with respect to all fixtures included within the Mortgaged Property, (ii) covering as-extracted collateral with respect to all as-extracted collateral included within the Mortgaged Property, and (iii) covering all other Mortgaged Property. This Mortgage is to be filed for record in the real property records or other appropriate records of each county where any part of the Mortgaged Properties is situated and may also be filed in the offices of the Bureau of Land Management or any federal, state or local agency (or any successor agencies). The mailing address of Mortgagor is the address of Mortgagor set forth at the end of this Mortgage and the address of Mortgagee from which information concerning the security interests hereunder may be obtained is the address of Mortgagee set forth at the end of this Mortgage. This Mortgage is (and any carbon, photographic, facsimile or other reproduction of this Mortgage will be) sufficient as a financing statement for all purposes.

15.              Waivers. Mortgagee may at any time and from time to time in writing waive compliance by Mortgagor with any covenant herein made by Mortgagor to the extent and in the manner specified in such writing, or consent to Mortgagor’s doing any act which hereunder Mortgagor is prohibited from doing, or to Mortgagor’s failing to do any act which hereunder Mortgagor is required to do, to the extent and in the manner specified in such writing, or release any part of the Mortgaged Property or any interest therein or any proceeds from the lien and security interest of this Mortgage. Any party liable, either directly or indirectly, for the secured obligations or for any covenant herein or in any other document may be released from all or any part of such obligations without impairing or releasing the liability of any other party. No such act will in any way impair any rights or powers hereunder except to the extent specifically agreed to in such writing.

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16.              Acts Not Constituting Waiver. Any default may be waived by Mortgagee without waiving any other prior or subsequent default. Any default may be remedied by Mortgagee without such remedy constituting a waiver of the default remedied. No failure to exercise, and no delay in exercising, any right, power or remedy upon any default shall be construed as a waiver of such default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise of any right, power or remedy hereunder will exhaust the same or will preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or waiver of any provision hereof nor consent to any departure by Mortgagor therefrom will in any event be effective unless the same is in writing and signed by Mortgagee and then such waiver or consent will be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to or demand on Mortgagor in any case will of itself entitle Mortgagor to any other or further notice or demand in similar or other circumstances. Acceptance of any payment in an amount less than the amount then due on any secured obligations will be deemed an acceptance on account only and will not in any way excuse the existence of a default.

17.              Notices. All notices, requests, consents, demands and other communications required or permitted hereunder must be in writing and will be deemed sufficiently given or furnished if delivered to the parties at the addresses provided above.

18.              Invalidity of Certain Provisions. A determination that any provision of this Mortgage is unenforceable or invalid will not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Mortgage to any Person or circumstance is illegal or unenforceable will not affect the enforceability or validity of such provision as it may apply to other Persons or circumstances.

19.              Supplements to Mortgage. Commencing on April 30, 2012 and every third month thereafter during the term of this Mortgage, this Mortgage shall be amended to add additional leases acquired by Mortgagor.

20.              Successors and Assigns. The terms, provisions, covenants, representations, indemnifications and conditions hereof will be binding upon Mortgagor and its successors and assigns with respect to the obligations secured hereby, and will inure to the benefit of Mortgagee and the successors and assigns of Mortgagee, and constitute covenants running with the Mortgaged Properties. All references in this Mortgage to Mortgagor or Mortgagee include all such successors and assigns.

CHOICE OF LAW. THIS MORTGAGE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF OKLAHOMA AND THE LAWS OF THE UNITED STATES OF AMERICA, EXCEPT TO THE EXTENT THE LAWS OF A STATE IN WHICH A PORTION OF THE MORTGAGED PROPERTY IS LOCATED (OR WHICH IS OTHERWISE APPLICABLE TO A PORTION OF THE MORTGAGED PROPERTY) NECESSARILY GOVERN WITH RESPECT TO PROCEDURAL AND SUBSTANTIVE MATTERS RELATING TO THE CREATION, RECORD NOTICE, ATTACHMENT, PERFECTION OR ENFORCEMENT OF THE LIENS AND SECURITY INTERESTS AND OTHER RIGHTS AND REMEDIES OF MORTGAGEE GRANTED OR PROVIDED HEREIN.

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IN WITNESS WHEREOF, this Mortgage is executed by Mortgagor on the dates set forth in its acknowledgement below, to be effective immediately after the granting of the Conveyance.

MORTGAGOR:	OSAGE EXPLORATION & DEVELOPMENT, INC.

By:

Name:

Title: President and Chief Executive Officer

The address of Mortgagee is: 6608 N. Western Ave., PMB 613 Oklahoma City, OK 73116 Attn: James B. Kite, Jr	The address of Mortgagor is: 2445 5th Avenue, Suite 310 San Diego, CA 92131 Attn: Kim Bradford

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Acknowledgement

THE STATE OF OKLAHOMA §

§

COUNTY OF OKLAHOMA §

This instrument was acknowledged before me on this 17th day of April, 2012, by ________________________, the President and Chief Executive Officer of Osage Exploration & Development, Inc., a Delaware corporation

IN WITNESS WHEREOF, I have hereunto set my hand and official seal in the City of Oklahoma City, Oklahoma County, Oklahoma, on the day and year first above written.

[Type or Print Name]

[SEAL]

My Commission No.

My Commission Expires:

EXHIBIT A

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